UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VIGIL NEUROSCIENCE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Securities Exchange Act of 1934 Rules 14a-6(i)(1) and 0-11.

VIGIL NEUROSCIENCE, INC.

100 Forge Road, Suite 700

Watertown, MA 02472

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

To be held June 7, 2023

Notice is hereby given that the 2023 Annual Meeting of Stockholders of Vigil Neuroscience, Inc. (the “Annual Meeting”) will be held online on June 7, 2023 at 8:00 a.m. Eastern Time. The Annual Meeting will be held virtually, and you may attend the meeting via the Internet at www.virtualshareholdermeeting.com/VIGL2023, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with the Notice of Internet Availability of Proxy Materials being mailed to you separately in order to attend the Annual Meeting.

Stockholders of record at the close of business on April 10, 2023, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. The purpose of the Annual Meeting is the following:

1.

To elect three class II directors to our board of directors, to serve until the 2026 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You can find more information on each of the matters to be voted on at the Annual Meeting, including information regarding the nominees for election to our board of directors, in the accompanying proxy statement. The board of directors recommends a vote “FOR” the election of each of the three nominees for class II directors and “FOR” the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2023, as disclosed in the accompanying proxy statement.

This year, the Company is following the Securities and Exchange Commission’s “Notice and Access” rule that allows companies to furnish their proxy materials by posting them on the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the accompanying proxy statement and our Annual Report for the fiscal year ended December 31, 2022 (the “2022 Annual Report”). We are mailing the Notice on or about April 27, 2023, and it contains instructions on how to access both the 2022 Annual Report and accompanying proxy statement (the “Proxy Materials”) over the Internet. This method provides our stockholders with expedited access to Proxy Materials and not only lowers the cost of printing and distribution but also reduces the environmental impact of the Annual Meeting. If you would like to receive a print version of the Proxy Materials, free of charge, please follow the instructions on the Notice.

To attend the 2023 Annual Meeting virtually via the Internet, please visit www.virtualshareholdermeeting.com/VIGL2023. You will not be able to attend the 2023 Annual Meeting in person.

Whether or not you expect to attend the Annual Meeting online, we encourage you to read the accompanying proxy statement and vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting on the Internet as described in the instructions included in the Notice by voting online at www.proxyvote.com. If you requested and received a paper copy of the Proxy Materials, you can vote by signing, dating and returning the enclosed proxy card, calling 1-800-690-6903 and following the recorded instructions, or online at www.proxyvote.com. If you vote your shares on the Internet or by telephone, you will need to enter the 16-digit control number provided in the Notice.

Your vote is important regardless of the number of shares you own. If you attend the Annual Meeting online, you may vote your shares during the Annual Meeting virtually via the Internet even if you previously voted your proxy. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

By order of the board of directors,

/s/ Ivana Magovčević-Liebisch
Ivana Magovčević-Liebisch, PhD, JD
President and Chief Executive Officer

Watertown, Massachusetts

April 27, 2023

VIGIL NEUROSCIENCE, INC.

100 Forge Road, Suite 700

Watertown, MA 02472

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 7, 2023

This proxy statement contains information about the 2023 Annual Meeting of Stockholders, or the Annual Meeting, of Vigil Neuroscience, Inc., which will be held on June 7, 2023 at 8:00 a.m. Eastern Time. The board of directors of Vigil Neuroscience, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Vigil Neuroscience,” “we,” “us,” and “our” refer to Vigil Neuroscience, Inc. The mailing address of our principal executive office is Vigil Neuroscience, Inc., 100 Forge Road, Suite 700, Watertown, MA 02472.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2022 available to stockholders on or about April 27, 2023.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in January 2022; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 7, 2023:

This proxy statement and our 2022 Annual Report to Stockholders are available for viewing, printing and downloading at https://materials.proxyvote.com/92673K

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”), except for exhibits, will be furnished without charge to any stockholder upon written request to Vigil Neuroscience, Inc., 100 Forge Road, Suite 700, Watertown, MA 02472, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are also available on the SEC’s website at www.sec.gov.

VIGIL NEUROSCIENCE, INC

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 27, 2023, we will begin mailing a Notice of Internet Availability of Proxy Materials, or Notice. Our proxy materials, including the Notice of the 2023 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form, and the 2022 Annual Report to Stockholders, or 2022 Annual Report, will be mailed or made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, the Notice was mailed to holders of record and beneficial owners of our common stock starting on or about April 27, 2023. The Notice provides instructions as to how stockholders may access and review our proxy materials, including the Notice of the 2023 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2022 Annual Report, on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of the 2023 Annual Meeting of Stockholders, this proxy statement and our 2022 Annual Report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this proxy statement.

Who is soliciting my vote?

Our Board of Directors, or the board of directors, is soliciting your vote for the Annual Meeting, including at any adjournments or postponements of the meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 10, 2023.

How many votes can be cast by all stockholders?

There were 35,667,141 shares of our common stock, par value $0.0001 per share, outstanding on April 10, 2023, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting on June 7, 2023. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. None of our shares of undesignated preferred stock were outstanding as of April 10, 2023.

Who is entitled to vote?

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Note you should also be receiving a voting instruction form for you to use from your broker. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How do I vote?

If you are a stockholder of record, there are several ways for you to vote your shares.

•

By Internet. You may vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 16-digit control number included on your Notice. Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time, on June 6, 2023.

•

By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-digit control number included on your Notice. Votes submitted by telephone must be received by 11:59 p.m. Eastern Time, on June 6, 2023.

•

By Mail. If you requested and received a paper copy of the Proxy Materials you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Votes submitted through the mail must be received by June 6, 2023.

•	During the Annual Meeting. You may vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/VIGL2023. You will need the 16-digit control number included on your proxy card.

If the Annual Meeting is adjourned or postponed, the deadlines above may be extended.

The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization. If you hold your shares of Vigil Neuroscience, Inc., common stock in multiple accounts, you should vote your shares as described in each set of Proxy Materials you receive.

By Proxy

If you will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the enclosed proxy card. Proxies submitted by mail must be received before the start of the Annual Meeting.

If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies in the proxy card may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How can I virtually attend the Annual Meeting?

To attend and participate in the Annual Meeting, stockholders will need to access the live webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/VIGL2023, and beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares.

The live webcast of the Annual Meeting will begin promptly at 8:00 a.m. Eastern Time on June 7, 2023. We encourage stockholders to login to this website and access the webcast before the Annual Meeting’s start time by following the instructions in the email received prior to the morning of the Annual Meeting. You should allow ample time in advance of the meeting.

Additionally, questions regarding how to attend and participate via the Internet can be answered by following the assistance instructions included on the virtual meeting website (www.virtualshareholdermeeting.com/VIGL2023) or by calling the phone number provided on the virtual meeting website on the day of the Annual Meeting.

If you wish to submit a question during the Annual Meeting, you may log into, and submit a question on, the virtual meeting platform using the unique link provided to you on your proxy card and following the instructions there. Our Annual Meeting will be governed by the Annual Meeting’s Rules of Conduct, which will address the ability of stockholders to ask questions during the meeting and rules for how questions will be recognized and addressed. The Annual Meeting’s Rules of Conduct will be available during the meeting on the virtual meeting website (www.virtualshareholdermeeting.com/VIGL2023).

How do I revoke my proxy?

You may revoke your proxy by (1) following the instructions on the Notice and entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet by the cutoff time of 11:59 p.m. Eastern Time on June 6, 2023, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Vigil Neuroscience, Inc., 100 Forge Road, Suite 700, Watertown, MA 02472, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended Bylaws, or bylaws, provide that the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote, will constitute a quorum for the transaction of business at the Annual Meeting. Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained. There were 35,667,141 shares of common stock outstanding and entitled to vote on April 10, 2023, our record date. Therefore, a quorum will be present if 17,833,571 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by the affirmative vote of a majority of shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote generally on the subject matter, except where a larger vote is required by law or by our Third Amended and Restated Certificate of Incorporation, or certificate of incorporation, or our bylaws. Abstentions would be included in the tabulation of the voting results on such proposal and, therefore, would count as a vote against any such proposal. Broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, would not have an impact on any such proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote your shares with respect to this proposal, your broker may not vote for this proposal, and those shares will be counted as broker “non-votes.” Proposal No. 2 is considered to be a discretionary item, and your brokerage firm will be able to vote your shares on this proposal even if it does not receive instructions from you.

To be elected, each of the directors nominated in Proposal No. 1 must receive a plurality of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote generally on the election of directors, meaning that the two director nominees receiving the highest number of affirmative votes will be elected as directors. You may vote for all the director nominees, withhold authority to vote your shares for all the director nominees or withhold authority to vote your shares with respect to any one or more of the director nominees. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of directors. Broker non-votes are not considered votes cast and will have no effect on the election of directors.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We have hired Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our corporate secretary at our principal executive offices not later than the close of business on March 9, 2024, nor earlier than the close of business on February 8, 2024 (not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting). However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice by the same deadline noted herein to submit matters for consideration at the annual meeting. Such notice must comply with the additional requirements of Rule 14a-19(b).

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2024 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than December 29, 2023. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

How can I get help if I have trouble checking in or listening to the meeting online?

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please refer to the instructions on the virtual meeting website and the phone number made available the day of the meeting on the virtual meeting website.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, or Form 8-K, that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL NO. 1 – ELECTION OF CLASS II DIRECTORS

Our board of directors currently consists of seven members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•	the class II directors are Cheryl Renee Blanchard, PhD, Mary Thistle, and Stefan Vitorovic, MS, MBA, and their terms will expire at the Annual Meeting;

•	the class III directors are Suzanne Bruhn, Ph.D., Bruce Booth, D.Phil and Ivana Magovčević-Liebisch, PhD, JD, and their terms will expire at the annual meeting of stockholders to be held in 2024; and

•	the class I director is Gerhard Koenig, PhD and his term will expire at the annual meeting of stockholders to be held in 2025.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

This year, the term of our class II directors, Cheryl Renee Blanchard, PhD, Mary Thistle, and Stefan Vitorovic, MS, MBA, is expiring. The nominees are presently directors, and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.

Our nominating and corporate governance committee Policies and Procedures for Director Candidates, or the Director Guidelines, provide that the value of diversity should be considered in determining director candidates as well as other factors such as a candidate’s character, judgment, skills, education, expertise and absence of conflicts of interest. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards. The nominating and corporate governance committee and the full board of directors are committed to creating a board of directors with diversity, including diversity of expertise, experience, background and gender, and are committed to identifying, recruiting and advancing candidates offering such diversity in future searches.

In addition to the information presented below regarding each of the nominees and continuing directors’ specific experience, qualifications, attributes and skills that our board of directors and our nominating and corporate governance committee considered in determining that he or she should serve as a director, we also believe that each of our directors has demonstrated business acumen, integrity and an ability to exercise sound judgment, as well as a commitment of service to Vigil and our board of directors.

Nominees for Election as Class II Directors

The following table identifies our director nominees, and sets forth their principal occupation and business experience during the last five years and their ages as of April 10, 2023.

Name	Positions and Offices Held with Vigil	Director Since	Age
Cheryl Renee Blanchard, PhD	Director	2020	58
Mary Thistle	Director	2022	63
Stefan Vitorovic, MS, MBA	Director	2021	38

Cheryl Renee Blanchard, PhD, has served as a member of our board of directors since November 2020. Dr. Blanchard has served as President and Chief Executive Officer of Anika Therapeutics, Inc. (NASDAQ: ANIK) since April 2020 after serving as interim Chief Executive Officer since February 2020 and has served on Anika’s board since August of 2018. Dr. Blanchard is also a current board member of Daré Bioscience, Inc. (NASDAQ: DARE). Prior to her work as an executive officer at Anika, she was President and Chief Executive Officer of Microchips Biotech, Inc. from July 2014 until its sale to Daré Bioscience in November 2019. From July 2018 to July 2019, Dr. Blanchard served as President and Chief Executive Officer of Keratin Biosciences, Inc., a privately-held biotechnology company created by the business combination of Microchips Biotech, Inc. and KeraNetics, LLC. From September 2012 to April 2020, Dr. Blanchard was Principal at Blanchard Consulting, LLC, which provided consulting services to life science companies and private equity clients. Dr. Blanchard previously served on the board of directors of SeaSpine Holdings Corp (NASDAQ: SPNE) from July 2015 to May 2019 and Neuronetics, Inc. (NASDAQ: STIM) from February 2019 to July 2020. Dr. Blanchard received her MS and PhD in Materials Science and Engineering from the University of Texas at Austin and her BS in Ceramic Engineering from Alfred University. We believe Dr. Blanchard is qualified to serve on our board of directors because she is a biotech Chief Executive Officer and experienced as a public company board member, and due to her strong scientific background in biologics and regenerative medicine and her extensive experience in management, research and product development, business development, and regulatory affairs at multiple companies in the life science industry.

Mary Thistle, has served as a member of our board of directors since April 2022. Ms. Thistle served as Special Advisor to the Bill & Melinda Gates Medical Research Institute, a non-profit biotech organization, from October 2020 until June 2022, and previously served as the organization’s Chief of Staff from January 2018. Prior to that, she held senior leadership positions at Dimension Therapeutics, Inc., a gene therapy company, including Chief Operating Officer from 2016 to 2017 and Chief Business Officer from 2015 to 2016. Prior to joining Dimension Therapeutics, Inc., she held several executive positions, including Senior Vice President, Business Development, at Cubist Pharmaceuticals, Inc., a biopharmaceutical company, from 2014 to 2015, Vice President, Business Development from 2012 to 2013 and Senior Director, Business Development from 2009 to 2012. Ms. Thistle currently serves on the board of directors of Alaunos Therapeutics, Inc. (NASDAQ: TCRT), Entrada Therapeutics, Inc. (NASDAQ: TRDA) and Homology Medicines, Inc. (NASDAQ: FIXX) as well as the boards of two private companies. Ms. Thistle holds a BS in Accounting from the University of Massachusetts, Boston. We believe that Ms. Thistle is qualified to serve on our board of directors due to her finance background and industry experience.

Stefan Vitorovic, MS, MBA, has served as a member of our board of directors since August 2021. Mr. Vitorovic is the co-founder and Managing Director of Vida Ventures, a role he has served in since January 2017. Prior to founding Vida Ventures, Mr. Vitorovic was an investment professional at Third Rock Ventures, an early-stage life sciences venture capital firm, from July 2014 to January 2017. At Third Rock, he was part of the founding team of Decibel Therapeutics, Inc., a hearing-focused drug discovery and development platform company. Before Third Rock, he was an investor at TPG Capital from August 2012 to June 2014, where he focused on majority, control stakes in healthcare companies. Mr. Vitorovic worked on a variety of equity and debt financings, including Aptalis Pharmaceutical Technologies (now Adare Pharma Solutions) and Biomet, Inc. (now Zimmer Biomet Holdings, Inc. (NYSE: ZBH)). Prior to TPG, Mr. Vitorovic was an investment banker at

Credit Suisse’s healthcare banking group from 2004 to 2008. Mr. Vitorovic currently serves on the board of directors of Tectonic Therapeutics and Volastra Therapeutics, Inc. He was previously a board observer of Oyster Point Pharma, Inc. (NASDAQ: OYST), Dyne Therapeutics (NASDAQ: DYN), Sutro Biopharma, Inc. (NASDAQ: STRO) and Volastra Therapeutics, Inc., and a board member of Kyverna Therapeutics, Inc. and Praxis Precision Medicines, Inc. (NASDAQ: PRAX). He received a BS with Honors in Biological Sciences and an MS in Biology from Stanford University, where he conducted biomedical research in the lab of Dr. Helen Blau at Stanford Medical School. Mr. Vitorovic received his MBA from Harvard Business School. We believe Mr. Vitorovic is qualified to serve on our board of directors because of his deep expertise in in life sciences research and investing, as well as his extensive experience in new company formation and operations.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

Vote Required

To be elected, each director nominee must receive a plurality of the shares present in person or represented by proxy duly authorized at the meeting and entitled to vote on the election of directors, Withheld votes and broker non-votes will have no effect on the election of directors.

Board Recommendation

The board of directors recommends voting “FOR” the election of Cheryl Renee Blanchard, PhD, Mary Thistle, and Stefan Vitorovic, MS, MBA, as the class II directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2026.

Directors Continuing in Office

The following table identifies our continuing directors, and sets forth their principal occupation and business experience during the last five years and their ages as of April 10, 2023.

Name	Position and Offices Held with Vigil	Director Since	Class and Year in Which Term Will Expire	Age
Bruce Booth, D.Phil	Director	2020	Class III – 2024	48
Ivana Magovčević-Liebisch, PhD, JD	Director, President and Chief Executive Officer	2020	Class III – 2024	55
Suzanne Bruhn, PhD	Director	2021	Class III – 2024	59
Gerhard Koenig, PhD	Director	2020	Class I – 2025	62

Class III Directors (Term Expires at 2024 Annual Meeting)

Bruce Booth, D.Phil has served as Chairman of our board of directors since June 2020. Dr. Booth joined Atlas Venture in 2005, and currently serves as a partner of Atlas Venture. Dr. Booth currently serves as Chairman of Kymera Therapeutics, Inc. (NASDAQ: KYMR) and AvroBio, Inc. (NASDAQ: AVRO). He is the co-founder of Kymera and was President and Chief Executive Officer of Kymera from September 2015 to August 2017. Dr. Booth is also a board member of several public and privately held companies, including Magenta Therapeutics, Inc. (NASDAQ: MGTA), Nimbus Therapeutics, LLC, HotSpot Therapeutics, Inc., and Arkuda Therapeutics, Inc. Dr. Booth previously served on the boards of directors of Unum Therapeutics, Inc. (NASDAQ: UMRX) from February 2018 to July 2020, Miragen Therapeutics, Inc. (NASDAQ: VRDN) from 2007 to December 2018, and Zafgen, Inc. (now Larimar Therapeutics, Inc. (NASDAQ: LRMR)) from August 2006 to June 2018. Dr. Booth holds a PhD in Molecular Immunology from Oxford University’s Nuffield

Department of Medicine and a BS in Biochemistry from Pennsylvania State University. We believe Dr. Booth’s extensive leadership, executive, managerial and business experience with life sciences companies, including experience in the formation, development and business strategy of multiple start-up companies in the life sciences sector qualifies him to serve on our board of directors.

Ivana Magovčević-Liebisch, PhD, JD. has served as our President and Chief Executive Officer and as a member of our board of directors since July 2020. Prior to Vigil, Dr. Magovčević-Liebisch was Executive Vice President, Chief Business Officer at Ipsen, a pharmaceutical company, from March 2018 to April 2020, where she led the External Innovation, Business Development and Alliance Management functions. Prior to Ipsen, Dr. Magovčević-Liebisch was Executive Vice President, Chief Strategy and Corporate Development Officer at Axcella Health Inc. (NASDAQ: AXLA) from May 2017 to March 2018, and Senior Vice President, Head of Global Business Development for the specialty drug business at Teva Pharmaceutical Industries Ltd. (NYSE: TEVA) from March 2013 to May 2017. Dr. Magovčević-Liebisch previously worked at Dyax Corp. (acquired by Shire plc (NASDAQ: SHPG)) from April 2001 to March 2013 in management roles of increasing scope and responsibility, including Executive Vice President and Chief Operating Officer, where she launched the company’s first drug, Kalbitor® for an orphan indication, Hereditary Angiodema. Dr. Magovčević-Liebisch began her biopharma career at Transkaryotic Therapies, Inc., where she was Director of Intellectual Property and Patent Counsel from 1998 to 2001. Dr. Magovčević-Liebisch is currently the Chairperson of the board of directors of ABSCI Corporation (NASDAQ: ABSI), a member of the board of directors of Aeglea BioTherapeutics, Inc. (NASDAQ: AGLE), and was a member of the board of directors of Applied Genetic Technologies Corporation (NASDAQ: AGTC) from June 2014 to March 2022. Dr. Magovčević-Liebisch is also a trustee of the Boston Museum of Science and of the Boston Ballet, and overseer of Beth Israel Deaconess Medical Center. She received a BA in Biology and Chemistry from Wheaton College, a PhD in Genetics from Harvard University, and a JD in High Technology Law from Suffolk University Law School. We believe Dr. Magovčević-Liebisch’s over 20 years of senior management experience in the biotechnology and pharmaceutical industry make her well qualified to serve on our board of directors.

Suzanne Bruhn, PhD, has served as a member of our board of directors since July 2022. Dr. Bruhn has more than 20 years of biopharmaceutical experience and a proven track record in developing and commercializing therapies for the treatment of serious diseases with significant unmet need. She is currently President and Chief Executive Officer of Tiaki Therapeutics. Prior to that, she served as President and Chief Executive Officer at Proclara Biosciences from April 2017 to September 2018, where she led the clinical-stage company’s evolution into orphan diseases, and served as President and Chief Executive Officer at Promedior from May 2012 to November 2015, where she negotiated an option deal with Bristol Myers Squibb to acquire the company. Previously, Dr. Bruhn held multiple leadership roles in global regulatory affairs, strategic planning, and program management at Shire Human Genetic Therapies (formerly Transkaryotic Therapies) from 1998 to 2012 and Cytotherapeutics from 1996 to 1998. Dr. Bruhn currently serves on the Board of Directors of Pliant Therapeutics (NASDAQ: PLRX), Travere Therapeutics (NASDAQ: TVTX), and MindMed (NASDAQ: MNMD). Dr. Bruhn previously served on the Boards of Directors of Aeglea Biotherapeutics (NASDAQ: AGLE) from February 2017 to August 2020, Avalo Therapeutics (NASDAQ: AVTX) from April 2020 to November 2021, Novelion Therapeutics (NASDAQ: NVLN) from October 2017 to January 2020, and Raptor Pharmaceuticals (NASDAQ: RPTP) from April 2011 to October 2016. She holds a Bachelor of Science with distinction in chemistry from Iowa State University of Science and Technology, a Ph.D. in chemistry from Massachusetts Institute of Technology and was a postdoctoral research fellow in the Department of Genetics at Harvard Medical School. We believe Dr. Bruhn’s extensive leadership, executive, managerial and business experience with life sciences companies, including experience in developing and commercializing therapies for the treatment of serious diseases qualifies her to serve on our board of directors.

Class I Director (Term Expires at 2025 Annual Meeting)

Gerhard Koenig, PhD, has served as a member of our board of directors since July 2020. Dr. Koenig currently serves as an Entrepreneur in Residence with Atlas Venture since November 2017 and as Co-Founder,

President and Chief Executive Officer of Arkuda Therapeutics, Inc. since February 2018. He also served as an advisor on the scientific advisory board at Disarm Therapeutics, Inc. from February 2017 to December 2020. From June 2016 to October 2017, Dr. Koenig was Chief Executive Officer of Quartet Medicine, Inc., a biotechnology company focused on non-opioid pain medications. Before that, he was Chief Scientific Officer and Senior Vice President of FORUM Pharmaceuticals Inc., a pharmaceutical company owned by Fidelity Investments, from February 2003 to May 2016. Dr. Koenig was Vice President, Scientific Programs and Evaluation of Fidelity Biosciences Group (now F-Prime Capital) from September 2002 to December 2004. Dr. Koenig received his PhD and MS in Molecular and Cellular Neurobiology with a minor in Biochemistry, graduating summa cum laude, from the University of Heidelberg, Germany. We believe Dr. Koenig is qualified to serve on our board of directors because of his extensive R&D leadership and drug discovery and development experience spanning early discovery through Phase 3 clinical trials as well as his experience working in the venture capital industry.

Board Diversity Disclosure

The following table provides certain self-identified personal characteristics of our board members, in accordance with Rule 5605(f) of the Nasdaq listing standards:

Board Diversity Matrix (As of April 10, 2023)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	3	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	4	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS VIGIL NEUROSCIENCE’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

Vigil Neuroscience’s stockholders are being asked to ratify the appointment by the audit committee of the board of directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. PricewaterhouseCoopers LLP has served as Vigil Neuroscience’s independent registered public accounting firm since 2021.

The audit committee is solely responsible for selecting Vigil Neuroscience’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Stockholder approval is not required to appoint PricewaterhouseCoopers LLP as Vigil Neuroscience’s independent registered public accounting firm. However, the board of directors believes that submitting the appointment of PricewaterhouseCoopers LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain PricewaterhouseCoopers LLP. If the selection of PricewaterhouseCoopers LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Vigil Neuroscience and its stockholders.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

Principal Accountant Fees and Services

Vigil Neuroscience incurred the following fees from PricewaterhouseCoopers LLP for the audit of the consolidated financial statements and for other services related to the fiscal years ended December 31, 2022 and December 31, 2021.

Fee Category	Fiscal Year 2022 ($)	Fiscal Year 2021 ($)
Audit Fees(1)	805,000	1,445,000
Audit-Related Fees	—	—
Tax Fees(2)	19,500	12,500
All Other Fees(3)	3,113	—

Total Fees	827,613	1,457,500

(1)

Audit Fees consist of fees for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q and fees related to our initial public offering, including comfort letters and consents.

(2)	Tax Fees consist of fees for tax compliance, advice and tax services.
(3)

Consists of aggregate fees billed for products and services provided by the independent registered accounting firm other than those disclosed above, which for the fiscal year ended December 31, 2022, consisted of our subscription to PricewaterhouseCoopers LLP’s online accounting research tool.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During the fiscal years ended 2022 and 2021, no services were provided to us by PricewaterhouseCoopers LLP other than in accordance with the pre-approval policies and procedures described above.

Vote Required

To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, the affirmative vote of a majority of shares present in person or represented by proxy duly authorized at the meeting and entitled to vote on this Proposal No. 2 is required. Abstentions will count as a vote against this Proposal. Broker “non-votes,” if any, would not have an impact on the outcome of the vote.

Board Recommendation

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of PricewaterhouseCoopers LLP as Vigil Neuroscience’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee recommended nominee for a position on our board of directors are as follows:

•	Nominees should demonstrate high standards of personal and professional ethics and integrity.

•	Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•	Nominees should have the education, expertise and business acumen to make significant contributions to the Company’s success.

•	Nominees should have skills that are complementary to those of the existing board.

•	Nominees should have the ability to assist and support management and make significant contributions to the Company’s success.

•

Nominees should have an understanding of the fiduciary responsibilities that is required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Vigil Neuroscience, Inc., 100 Forge Road, Suite 700, Watertown, MA 02472, Attention: Christopher Verni, Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Applicable Nasdaq Stock Market LLC, or Nasdaq, rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors has determined that all members of the board of directors, except Ivana Magovčević-Liebisch, PhD, JD are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers. Dr. Magovčević-Liebisch is not an independent director under these rules because she is an executive officer of the Company.

Board Committees

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each of the audit committee, compensation committee and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee and nominating and corporate governance committee is posted on the corporate governance section of our website https://investors.vigilneuro.com/corporate-governance/documents-charters.

Audit Committee

Mary Thistle, Suzanne Bruhn, PhD and Gerhard Koenig, PhD serve on the audit committee, which is chaired by Mary Thistle. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined by the rules of the SEC and Nasdaq, and that each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Mary Thistle as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2022, the audit committee met 4 times. The audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•

reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•

recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

•	reviewing quarterly earnings releases.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Cheryl Blanchard, PhD, Bruce Booth, D.Phil and Suzanne Bruhn, PhD serve on the compensation committee, which is chaired by Cheryl Blanchard, PhD. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2022, the compensation committee met 3 times. The compensation committee’s responsibilities include:

•	annually reviewing and approving the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•

evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and, based on such evaluation, recommending to the board of directors the compensation of our Chief Executive Officer;

•	determining and approving the compensation of our other executive officers;

•	overseeing our compensation and similar plans;

•

retaining or obtaining the advice of any consulting firm or outside advisor to assist in the evaluation of compensation matters and evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•	appointing, overseeing and approving the compensation of any compensation advisors;

•	reviewing and approving the grant of equity-based awards;

•	reviewing and recommending to the board of directors the compensation of our directors; and

•	preparing the compensation committee report required by SEC rules, if and when required, to be included in our Annual Report on Form 10-K or annual proxy statement.

Nominating and Corporate Governance Committee

Cheryl Blanchard, PhD, Bruce Booth, D. Phil and Stefan Vitorovic, MS, MBA serve on the nominating and corporate governance committee, which is chaired by Stefan Vitorovic, MS, MBA. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2022, the nominating and corporate governance committee met 1 time. The nominating and corporate governance committee’s responsibilities include:

•	developing and recommending to the board of directors criteria for board and committee membership;

•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•	reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•	identifying individuals qualified to become members of the board of directors;

•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

•	reviewing and recommending to the board of directors appropriate corporate governance guidelines;

•	overseeing the evaluation of our board of directors, its committees and management;

•	reviewing and discussing with the board of directors corporate succession plans for our Chief Executive Officer and other key officers; and

•	overseeing our environmental, social and governance (“ESG”) policies and initiatives.

The nominating and corporate governance committee considers candidates for board of directors membership suggested by its members and the Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

Identifying and Evaluating Director Nominees. Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Board Diversity Policies

Our nominating and corporate governance committee Policies and Procedures for Director Candidates, or the Director Guidelines, provide that the value of diversity should be considered in determining director candidates as well as other factors such as a candidate’s character, judgment, skills, education, expertise and absence of conflicts of interest. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards. The nominating and corporate governance committee and the full board of directors are committed to creating a board of directors with diversity, including diversity of expertise, experience, background and gender, and are committed to identifying, recruiting and advancing candidates offering such diversity in future searches.

Board and Committee Meetings Attendance

The full board of directors met seven times during 2022. During 2022, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Directors are responsible for attending the annual meeting of stockholders to the extent practicable.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers, directors and employees. Our insider trading policy expressly prohibits purchases of any derivative securities that provide the economic equivalent of ownership.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at

https://investors.vigilneuro.com/corporate-governance/documents-charters. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

Currently, the role of Chairman of the board is separated from the role of Chief Executive Officer, and we plan to keep these roles separate. We believe that separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the board to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to her position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our Chairman and Chief Executive Officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of Vigil Neuroscience

Any interested party with concerns about our company may report such concerns to the board of directors or the Chairman of our board of directors and nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o Vigil Neuroscience, Inc.

100 Forge Rd, Suite 700

Watertown, MA 02472

United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier or other interested party.

A copy of any such written communication may also be forwarded to Vigil Neuroscience’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Vigil Neuroscience’ legal counsel, with independent advisors, with non-management directors, or with Vigil Neuroscience’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Vigil Neuroscience regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Vigil Neuroscience has also established a toll-free telephone number for the reporting of such activity, which is 1-833-869-0464, which permits submissions on a confidential and anonymous basis.

Executive Officers Who Are Not Directors

The following table identifies our executive officers who are not directors, and sets forth their current positions at Vigil and their ages as of April 10, 2023.

Name	Position Held with Vigil	Officer Since	Age
David Gray, PhD	Chief Science Officer	2023	49
Evan A. Thackaberry, PhD, DABT	Senior Vice President, Head of Early Development	2020	50
Christopher Verni, JD	General Counsel	2022	48
Jennifer Ziolkowski, CPA	Chief Financial Officer	2021	49

David Gray, PhD, has served as our Chief Science Officer since February 2023. Prior to joining Vigil, Mr. Gray served as Chief Scientific Officer at Inscopix, Inc. and led the development of its first therapeutic research programs. Prior to Inscopix, he was Vice President of Chemistry at Cerevel Therapeutics Holdings, Inc., where he led the development of late-stage clinical programs for Parkinson’s disease (“PD”) and Alzheimer’s disease (“AD”) and was responsible for advancing early-stage programs. Before that, Dr. Gray held several roles during his 16 years at Pfizer Inc., including Senior Director, Neuroscience Biology, leading preclinical research teams and progressing programs from discovery to clinical studies in multiple neuroscience-related diseases, including PD, AD and schizophrenia. He holds a PhD in Organic Chemistry from The Scripps Research Institute and a BS in Chemistry from the University of Minnesota.

Evan A. Thackaberry, PhD, DABT, has served as our Senior Vice President, Head of Early Development since September 2020. Dr. Thackaberry joined Vigil from Ra Pharmaceuticals, Inc. (NASDAQ: RARX), where he served as Vice President of Nonclinical Development from October 2017 to March 2020. Prior to Ra Pharma, Dr. Thackaberry worked at Genentech, Inc. (NYSE: DNA) from July 2010 to September 2017, holding positions of increasing responsibility, including Ophthalmology Platform Team Leader, Research Team Lead, and Safety Assessment Therapeutic Area Leader. Dr. Thackaberry began his career as a regulatory and investigative toxicologist at the Schering-Plough Research Institute from 2005 to 2010. Dr. Thackaberry received his PhD in Molecular and Environmental Toxicology from the University of Wisconsin and his BS in Biochemistry from the University of Vermont.

Christopher Verni, JD, has served as our General Counsel since April 2022 and Corporate Secretary since July 2022. Prior to joining Vigil, Mr. Verni served in various leadership roles at Sarepta Therapeutics, Inc. (NASDAQ: SRPT) from December 2013 to April 2022, initially as Chief Intellectual Property Counsel and most recently as Senior Vice President, Deputy General Counsel and Chief Intellectual Property Officer. Prior to Sarepta, Mr. Verni served as Senior Patent Counsel at ARIAD Pharmaceuticals (now Takeda Pharmaceutical Co Ltd (NYSE: TAK)) from October 2011 to November 2013. Previously, Mr. Verni served as Senior Patent Counsel at Genzyme (now Sanofi SA (XPAR: SAN)) from May 2007 to October 2011, and as Corporate Counsel—Intellectual Property at Pfizer Inc. (NYSE: PFE) from May 2004 to May 2007. Mr. Verni began his legal career at Banner & Witcoff Ltd. from May 2001 to April 2004. Mr. Verni received his JD with a concentration in Intellectual Property from Franklin Pierce Law Center and his BS in Chemistry from the University of Rochester.

Jennifer Ziolkowski, CPA, has served as our Chief Financial Officer since March 2021. Prior to joining Vigil, Ms. Ziolkowski was Chief Financial Officer of Solid Biosciences Inc. (NASDAQ: SLDB) from May 2017 to January 2021, where she played a key role in transforming Solid from a private, preclinical company to a publicly-held, clinical-stage biotech company. Previously, Ms. Ziolkowski held various leadership positions at Philips Healthcare from August 2008 to May 2017, most recently as Head of Sales Operations, North America of Philips Healthcare from 2015 to May 2017. Prior to Phillips, Ms. Ziolkowski was Senior Director of Finance and Corporate Controller of TransMedics, Inc. from April 2007 to July 2008, where she played a critical role in building the company’s financial operations. Ms. Ziolkowski established her career within the healthcare industry at Cytyc Corporation (acquired by Hologic, Inc. (NASDAQ:HOLX)) from May 2001 to April 2007. Ms. Ziolkowski began her career at PricewaterhouseCoopers LLP from September 1996 to April 2001. Ms. Ziolkowski holds a BS in Accounting from Boston College and is a Certified Public Accountant.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified in this proxy statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

Director Compensation

The table below shows all compensation earned by or paid to our non-employee directors during 2022. Other than as set forth below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of our non-employee members of our board of directors in 2022. Ivana Magovčević-Liebisch, PhD, JD, our Chief Executive Officer, does not receive any compensation for her services as director and, consequently, is not included in this table. The compensation received by Dr. Magovčević-Liebisch during 2022 is set forth in the section of this Proxy Statement captioned “Executive Compensation —Summary Compensation Table.”

Name	Fees Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Cheryl Blanchard, PhD(2)	347	72,008	72,355
Bruce Booth, PhD(3)	—	96,665	96,665
Suzanne Bruhn, PhD(4)	16,827	107,027	123,854
Shaan Gandhi, MD, PhD, MBA(5)	2,840	—	2,840
Gerhard Koenig, PhD(6)	347	65,593	65,940
Mary Thistle(7)	37,843	128,214	166,057
Clay Thorp(8)	21,421	—	21,421
Stefan Vitorovic(9)	42,403	23,685	66,088

(1)

The amounts reported represent the aggregate grant date fair value of the stock option awards granted to our directors during 2022, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting. A discussion of the assumptions used in determining grant date fair value may be found in Note 6 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022. The amounts reported in this column reflect the accounting cost for these stock option awards and do not correspond to the actual economic value that may be received by our directors upon the exercise of the stock option awards or any sale of the underlying shares.

(2)

Effective as of the date of the IPO, Dr. Blanchard elected to receive 100% of her compensation for service on the board of directors in 2022 in the form of an option to purchase common stock. The amount reported in the Fees Paid in Cash column represent cash fees paid to Dr. Blanchard for service on the board of directors prior to the IPO. Prior to the IPO, Dr. Blanchard was entitled to receive an annual retainer fee of $25,000 for her service on the board of directors. As of December 31, 2022, Dr. Blanchard held options to purchase an aggregate of 78,846 shares of common stock.
(3)

Effective as of the date of the IPO, Dr. Booth elected to receive 100% of his compensation for service on the board of directors in 2022 in the form of an option to purchase common stock. Prior to the IPO, Dr. Booth was not entitled to compensation for his service on the board of directors. As of December 31, 2022, Dr. Booth held options to purchase an aggregate of 19,732 shares of common stock.

(4)	Dr. Bruhn was appointed to the board of directors on July 27, 2022. As of December 31, 2022, Dr. Bruhn held options to purchase an aggregate of 24,310 shares of common stock.
(5)

Dr. Gandhi resigned as a member of the board of directors effective February 10, 2023. Pursuant to the policies of Northpond Ventures, Dr. Gandhi waived his director fees for the portion of 2022 during which he was employed by Northpond Ventures. As of December 31, 2022, Dr. Gandhi did not hold any outstanding equity awards.

(6)

Effective as of the date of the IPO, Dr. Koenig elected to receive 100% of his compensation for service on the board of directors in 2022 in the form of an option to purchase common stock. The amount reported in the Fees Paid in Cash column represent cash fees paid to Dr. Koenig for service on the board of directors prior to the IPO. Prior to the IPO, Dr. Koenig was entitled to receive an annual retainer fee of $25,000 for his service on the board of directors. As of December 31, 2022, Dr. Koenig held options to purchase an aggregate of 78,179 shares of common stock.

(7)	Ms. Thistle was appointed to the board of directors on April 18, 2022. As of December 31, 2022, Ms. Thistle held options to purchase an aggregate of 36,464 shares of common stock.
(8)	Mr. Thorp resigned as a member of the board of directors effective June 9, 2022. Prior to the IPO, Mr. Thorp was not entitled to compensation for his service on the board of directors.
(9)	As of December 31, 2022, Mr. Vitorovic held options to purchase an aggregate of 12,155 shares of common stock.

On November 16, 2021, our board of directors adopted the non-employee director compensation policy that became effective upon the effectiveness of our IPO on January 6, 2022, and is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the policy, we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairman of each committee receives a higher retainer for such service. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

Annual Retainer
Board of Directors:
Members	$35,000
Additional retainer for non-executive chair	$30,000
Audit Committee:
Members (other than chair)	$7,500
Retainer for chair	$15,000
Compensation Committee:
Members (other than chair)	$5,000
Retainer for chair	$10,000
Nominating and Corporate Governance Committee:
Members (other than chair)	$4,000
Retainer for chair	$8,000

Each non-employee director may elect to receive the entirety (but not a portion) of the cash retainer in the form of a stock option to purchase common stock of the Company with an aggregate value equal to the amount of the cash retainer to be received by such non-employee director, referred to as the “Retainer Grant”. Such

Retainer Grant vests in four equal quarterly installments commencing on the date of grant, subject to the director’s continued service with the Company through each applicable vesting date.

In addition, the non-employee director compensation policy provides that, upon initial election to our board of directors, each non-employee director will be granted a stock option award to purchase a number of shares equal to 0.086% of the number of shares of our common stock outstanding on the grant date, referred to as the “Initial Grant”, subject to the maximum annual compensation limits set forth in the policy and such other limits as may be set forth in our 2021 Plan. Initial Grants vest in equal monthly installments over three years from the date of grant, subject to continued service through the applicable vesting date. Furthermore, on the date of each annual meeting of stockholders, each non-employee director who continues as a non-employee director following such meeting will be granted a stock option to purchase a number of shares equal to 0.043% of the number of shares of our common stock outstanding on the grant date, referred to as the “Annual Grant”, subject to the maximum annual compensation limits set forth in the policy and such other limits as may be set forth in the 2021 Plan. Annual Grants vest in full upon the earlier of (i) the first anniversary of the date of grant or (ii) the date of the next Annual Meeting, subject to continued service through the applicable vesting date. All outstanding Retainer Grants, Initial Grants and Annual Grants will become fully vested and exercisable upon the effective time of a Sale Event (as such term is defined in the 2021 Plan).

We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred by our non-employee directors in connection with attending our meetings of the board of directors and committees thereof.

Executive Compensation

This section describes the material elements of compensation awarded to, earned by or paid to our named executive officers in 2022, who were Ivana Magovčević-Liebisch, PhD, JD, our President and Chief Executive Officer, Jennifer Ziolkowski, CPA, our Chief Financial Officer, and Spyros Papapetropoulos, MD, PhD, our former Chief Medical Officer. These individuals represent our principal executive officer and our next two most highly compensated executive officers in the year ended December 31, 2022. We are an “emerging growth company,” within the meaning of the JOBS Act, and have elected to comply with the reduced compensation disclosure requirements available to emerging growth companies under the JOBS Act. This section also provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our named executive officers and is intended to place in perspective the data presented in the tables and narrative that follow.

2022 Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Ivana Magovčević-Liebisch, PhD, JD	2022	557,250	—	2,853,614	338,800	12,200	3,761,864
President and Chief Executive Officer	2021	450,000	—	1,911,652	263,250	—	2,624,902

Spyros Papapetropoulos, MD, PhD(1)	2022	438,922	—	764,007	—	12,200	1,215,129
Former Chief Medical Officer	2021	396,935	50,000	533,148	154,805	—	1,134,888

Jennifer Ziolkowski, CPA(2)	2022	418,875	—	1,113,123	186,480	12,200	1,730,678
Chief Financial Officer	2021	312,500	—	957,523	143,045	—	1,413,068

(1)	Dr. Papapetropoulos resigned as Chief Medical Officer and his employment terminated effective as of January 4, 2023.
(2)	Ms. Ziolkowski commenced employment with us on March 1, 2021. Her annual base salary for 2021 was $375,000.
(3)

The amounts reported represent the aggregate grant date fair value of stock option awards granted to our named executive officers during our fiscal years ended December 31, 2022 and December 31, 2021, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting. For performance-based stock options granted in 2021, the value reported for 2021 reflects the value of the award at the grant date based upon the probable outcome of the performance conditions, which is assumed to be the maximum level of achievement. A discussion of the assumptions used in determining grant date fair value may be found in Note 6 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022. These amounts do not correspond to the actual value that may be recognized by the named executive officers upon exercise of the applicable award or sale of the underlying shares of stock.

(4)

The amounts reported represent annual cash incentive bonuses earned by our named executive officers for performance during our fiscal years ended December 31, 2022 and December 31, 2021, which were paid in the first quarter of the following fiscal year. For more information on these bonuses, see the description of the cash incentive bonuses under “Cash Bonuses” below.

(5)	The amounts reported represent Company 401(k) matching contributions.

Narrative to Summary Compensation Table

Our board of directors and compensation committee review compensation annually for our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation at Vigil of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonus and long-term incentives.

Our compensation committee is primarily responsible for determining the compensation for our executive officers. Our compensation committee typically reviews and discusses management’s proposed compensation with our Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, taking into account the factors noted above, the compensation committee then sets the compensation for each executive officer other than the Chief Executive Officer and recommends the compensation for the Chief Executive Officer to our board of directors for approval. Our board of directors discusses the compensation committee’s recommendation and ultimately approves the compensation of our Chief executive officer without members of management present.

Our compensation committee requires that its compensation consultants be independent of Company management and performs an annual assessment of the compensation consultants’ independence to determine whether the consultants are independent. In 2022, the compensation committee retained the services of Aon’s Human Capital Solutions practice, a division of Aon plc, or Aon, as its external independent compensation consultant. During 2022, Aon did not provide material services to us other than the services to our compensation committee described herein. Based on its evaluation, our compensation committee has determined that Aon is independent and that its work has not raised any conflict of interests.

Base Salaries

Our named executive officers each receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries are reviewed annually, typically in connection with our annual performance review process, approved by our board of directors or the compensation committee of the board of directors, and may be adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

The annual base salaries for each of our named executive officers for the fiscal year ended December 31, 2022 are set forth in the table below:

Name	Annual Base Salary
Ivana Magovčević-Liebisch	$560,000
Spyros Papapetropoulos	$440,000
Jennifer Ziolkowski	$420,000

Cash Bonuses

For the fiscal year ended December 31, 2022, each of the named executive officers was eligible to earn an annual cash bonus based on the achievement of certain corporate performance milestones and individual performance. The target annual bonus for each of our named executive officers for the fiscal year ended December 31, 2022 was equal to the percentage of the executive’s respective annual base salary specified below:

Name	Target Bonus Percentage
Ivana Magovčević-Liebisch	55%
Spyros Papapetropoulos	40%
Jennifer Ziolkowski	40%

Each named executive officer’s annual cash bonus is determined by reference to the achievement of pre-determined corporate, research and development, clinical and regulatory, as well as chemistry manufacturing and controls goals, which are weighted, with respect to Dr. Magovčević-Liebisch, at 100%, and in the case of each of our other named executive officers, at 80%, and individual performance goals, which are weighted at 20%. Following review and determination of corporate performance for 2022, the board of directors determined that the corporate performance goals were achieved at 110% of target and that the individual performance goals were met at 100% of target for each of the named executive officers other than Ms. Ziolkowski’s whose individual performance goals were met at 115% of target. The annual cash bonus paid to each of our named executive officers for the fiscal year ended December 31, 2022 is set forth in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” above. Dr. Papapetropoulos did not receive an annual cash bonus for 2022 because he resigned prior to payment of the 2022 annual cash bonuses.

Equity-Based Compensation

We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants promote executive retention because they incentivize our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors or our compensation committee periodically reviews the equity incentive compensation of our named executive officers and may grant equity incentive awards to them from time to time. In furtherance of these goals, in 2022 each of our named executive officers was granted stock option awards. For additional information regarding outstanding equity awards held by our named executive officers as of December 31, 2022, see the “Outstanding Equity Awards at 2022 Fiscal Year End” table below.

401(k) Plan

We maintain a retirement savings plan, or 401(k) plan, that is intended to qualify for favorable tax treatment. U.S. employees are generally eligible to participate in the 401(k) plan, subject to certain criteria. Participants may make pre-tax and certain after-tax (Roth) salary deferral contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit under the Code. We provide matching contributions to the 401(k) Plan in an amount equal to 100% of each participant’s contribution up to a maximum of 4% of the participant’s annual eligible cash compensation, subject to certain other limits.

Other Benefits and Perquisites

Our executive officers participate in the company’s benefits programs available to employees generally. It is generally our policy not to extend perquisites to our executives that are not available to our employees generally.

Outstanding Equity Awards at 2022 Fiscal Year End

The following table lists all outstanding equity awards held by our named executive officers as of December 31, 2022.

			Option Awards(1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Ivana Magovčević-Liebisch	223,149	(3)	146,202	(3)	—	1.89	11/18/2030	—		—
	77,034	(4)	133,595	(4)	—	1.89	11/18/2030	—		—
	—		—		—	—	—	63,856	(5)	798,200
	135,164	(6)	270,330	(6)	—	6.02	8/18/2031	—		—
	12,620	(7)	30,651	(7)	—	9.57	10/13/2031	—		—
	52,875	(8)	229,125	(8)		16.13	3/1/2032	—		—
Spyros Papapetropoulos(9)	84,021	(10)	65,583	(10)	—	1.89	11/18/2030	—		—
	23,422	(11)	39,037	(11)	—	3.78	6/3/2031	—		—
	19,668	(6)	39,338	(6)	—	6.02	8/18/2031	—		—
	6,310	(7)	15,325	(7)	—	9.57	10/13/2031	—		—
	14,156	(8)	61,344	(8)	—	16.13	3/1/2032	—		—
Jennifer Ziolkowski	18,738	(11)	31,230	(11)	—	3.78	6/3/2031	—		—
	52,466	(12)	67,457	(12)	—	3.78	6/3/2031	—		—
	32,017	(6)	64,034	(6)	—	6.02	8/18/2031	—		—
	6,310	(7)	15,325	(7)	—	9.57	10/13/2021	—		—
	20,625	(8)	89,375	(8)		16.13	3/1/2032	—		—

(1)

Each award granted prior to 2022 was granted under the Vigil Neuroscience, Inc. 2020 Equity Incentive Plan, or the 2020 Plan, and each award granted in 2022 was granted under the Vigil Neuroscience, Inc. 2021 Stock Option and Incentive Plan, or the 2021 Plan.

(2)

Represents the fair market value of the shares that were unvested as of December 30, 2022, the last trading day of fiscal year 2022, based on the closing market price of our common stock on such date of $12.50.

(3)

Represents an option to purchase shares of our common stock granted on November 19, 2020. The shares underlying this option vest as follows: 25% of the shares vested on July 10, 2021 and the remainder vest in 36 equal monthly installments thereafter, subject to the executive’s Continued Service (as defined in the 2020 Plan) through the applicable vesting date.

(4)

Represents an option to purchase shares of our common stock granted on November 19, 2020. The shares underlying this option vest in equal monthly installments over 48 months, subject to the achievement of certain performance conditions by October 31, 2021. The performance conditions were achieved on May 28,

2021, and the shares underlying this option vest in equal monthly installments over 48 months following such date, subject to the executive’s Continued Service through the applicable vesting date.
(5)

Represents restricted shares granted on July 8, 2020. The shares vest in equal monthly installments over 48 months commencing on May 1, 2020, in each case, subject to the executive’s Continued Service through the applicable vesting date.

(6)

Represents an option to purchase shares of our common stock granted on August 19, 2021. The shares underlying this option vest in equal monthly installments over 48 months following August 13, 2021, subject to the executive’s Continued Service through the applicable vesting date.

(7)

Represents an option to purchase shares of our common stock granted on October 14, 2021. The shares underlying this option vest in equal monthly installments over 48 months following October 14, 2021, subject to the executive’s Continued Service through the applicable vesting date.

(8)

Represents an option to purchase shares of our common stock granted on March 1, 2022. The shares underlying this option vest in equal monthly installments over 48 months following April 1, 2022, subject to the executive’s continued Service Relationship (as defined in the 2021 Plan) through the applicable vesting date.

(9)	Dr. Papapetropoulos resigned as Chief Medical Officer effective January 4, 2023 and all of his unvested equity awards were forfeited upon his resignation.
(10)

Represents an option to purchase shares of our common stock granted on November 19, 2020. The shares underlying this option vest as follows: 25% of the shares vested on September 14, 2021 and the remainder vest in 36 equal monthly installments thereafter, subject to the executive’s Continued Service through the applicable vesting date.

(11)

Represents an option to purchase shares of our common stock granted on June 4, 2021. The shares underlying this option vests as follows: 25% of the shares vested on June 1, 2022 and the remainder vest in 36 equal monthly installments thereafter, subject to the executive’s Continued Service through the applicable vesting date.

(12)

Represents an option to purchase shares of our common stock granted on June 4, 2021. The shares underlying this option vest as follows: 25% of the shares vested on March 1, 2022 and the remainder vest in 36 equal monthly installments thereafter, subject to the executive’s Continued Service through the applicable vesting date.

Employment Arrangements with our Named Executive Officers

Effective upon the closing of our initial public offering, or IPO, on January 11, 2022, we entered into employment agreements with each of our named executive officers that replaced their offer letters and provide for specified payments and benefits in connection with a termination of employment in certain circumstances. The material terms of the employment agreements we entered into with our named executive officers are summarized below.

Ivana Magovčević-Liebisch

Pursuant to the employment agreement with Dr. Magovčević-Liebisch, or the CEO Agreement, Dr. Magovčević-Liebisch’s current annual base salary is $585,000, which is subject to periodic review and adjustment, and she is eligible to earn an annual bonus with a target amount equal to 55% of her base salary. Dr. Magovčević-Liebisch is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.

Pursuant to the CEO Agreement, if Dr. Magovčević-Liebisch’s employment is terminated by us without Cause or by Dr. Magovčević-Liebisch for Good Reason outside of the Change in Control Period (as such terms are defined in the CEO Agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, then Dr. Magovčević-Liebisch will be entitled to (i) 12 months of continuation of her then-current base salary; (ii) 50% acceleration of any unvested Founders Shares (as defined in the CEO Agreement) and accelerated vesting of all stock options and other stock-based awards subject solely to time-based vesting held by Dr. Magovčević-Liebisch that would have vested during the 12 month period following such termination; and (iii) subject to Dr. Magovčević-Liebisch’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, payment of the portion of the premiums equal to the amount that we would have paid to provide health insurance to Dr. Magovčević-Liebisch had she remained employed with us until the earliest of (A) 12 months following termination, (B) Dr. Magovčević-Liebisch’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Dr. Magovčević-Liebisch’s COBRA health continuation period.

If Dr. Magovčević-Liebisch’s employment is terminated by us without Cause or by Dr. Magovčević-Liebisch for Good Reason within the Change in Control Period then, subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, Dr. Magovčević-Liebisch will be entitled to (i) a lump sum cash payment equal to 1.5 times the sum of her then-current base salary (or her base salary in effect immediately prior to the Change in Control (as defined in the CEO Agreement), if higher) and her target bonus for the then-current year (or her target bonus in effect immediately prior to the Change in Control, if higher), (ii) full acceleration of all stock options and other stock-based awards subject solely to time-based vesting held by Dr. Magovčević-Liebisch, and (iii) subject to Dr. Magovčević-Liebisch’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, payment of the portion of the premiums equal to the amount that we would have paid to provide health insurance to Dr. Magovčević-Liebisch had she remained employed with us until the earliest of (A) 18 months following termination, (B) Dr. Magovčević-Liebisch’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Dr. Magovčević-Liebisch’s COBRA health continuation period. In addition, the CEO Agreement provides for full acceleration upon a Change in Control of all stock options and other stock-based awards held by Dr. Magovčević-Liebisch as of the effective date of the CEO Agreement that are subject solely to time-based vesting. If the payments or benefits payable to Dr. Magovčević-Liebisch in connection with a change in control would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to Dr. Magovčević-Liebisch.

Dr. Magovčević-Liebisch’s post-employment restrictive covenants obligations pursuant to the Restrictive Covenants Agreement (as defined in the CEO Agreement) have been preserved.

Spyridon (Spyros) Papapetropoulos

Dr. Papapetropoulos resigned as Chief Medical Officer and his employment terminated effective January 4, 2023. Prior to his resignation, we were party to an employment agreement with Dr. Papapetropoulos, or the CMO Agreement.

Pursuant to the CMO Agreement, if Dr. Papapetropoulos’ employment was terminated by us without Cause or by Dr. Papapetropoulos for Good Reason outside of the Change in Control Period (as such terms are defined in the CMO Agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, then Dr. Papapetropoulos would have been entitled to (i) nine months of continuation of his then-current base salary and a pro-rated portion of his target bonus for the calendar year in which the termination occurred and (ii) subject to Dr. Papapetropoulos’ copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, payment of the portion of the premiums equal to the amount that we would have paid to provide health insurance to Dr. Papapetropoulos had he remained employed with us until the earliest of (A) nine months following termination, (B) Dr. Papapetropoulos’ eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Dr. Papapetropoulos’ COBRA health continuation period.

If Dr. Papapetropoulos’ employment was terminated by us without Cause or by Dr. Papapetropoulos for Good Reason within the Change in Control Period then, subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, Dr. Papapetropoulos would have been entitled to

(i) a lump sum cash payment equal to 1.0 times the sum of his then-current base salary (or his base salary in effect immediately prior to the Change in Control (as defined in the CMO Agreement), if higher) and his target bonus for the then-current year (or his target bonus in effect immediately prior to the Change in Control, if higher), (ii) full acceleration of all time-based stock options and other time-based stock awards held by Dr. Papapetropoulos, and (iii) subject to Dr. Papapetropoulos’ copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, payment of the portion of the premiums equal to the amount that we would have paid to provide health insurance to Dr. Papapetropoulos had he remained employed with us until the earliest of (A) 12 months following termination, (B) Dr. Papapetropoulos’ eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Dr. Papapetropoulos’ COBRA health continuation period. If the payments or benefits payable to Dr. Papapetropoulos in connection with a change in control would have been subject to the excise tax on golden parachutes imposed under Section 4999 of the Code, then those payments or benefits would have been reduced if such reduction would result in a higher net after-tax benefit to Dr. Papapetropoulos.

Dr. Papapetropoulos’ post-employment restrictive covenants obligations pursuant to the Restrictive Covenants Agreement (as defined in the CMO Agreement) were preserved.

Jennifer Ziolkowski

Pursuant to the employment agreement with Ms. Ziolkowski, or CFO Agreement, Ms. Ziolkowski’s current annual base salary is $445,000, which is subject to periodic review and adjustment, and she is eligible to earn an annual bonus with a target amount equal to 40% of her base salary. Ms. Ziolkowski is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.

Pursuant to the CFO Agreement, if Ms. Ziolkowski’s employment is terminated by us without Cause or by Ms. Ziolkowski for Good Reason outside of the Change in Control Period (as such terms are defined in the CFO Agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, then Ms. Ziolkowski will be entitled to (i) nine months of continuation of her then-current base salary and a pro-rated portion of her target bonus for the calendar year in which the termination occurs and (ii) subject to Ms. Ziolkowski’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, payment of the portion of the premiums equal to the amount that we would have paid to provide health insurance to Ms. Ziolkowski had she remained employed with us until the earliest of (A) nine months following termination, (B) Ms. Ziolkowski’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Ms. Ziolkowski’s COBRA health continuation period.

If Ms. Ziolkowski’s employment is terminated by us without Cause or by Ms. Ziolkowski for Good Reason within the Change in Control Period then, subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, Ms. Ziolkowski will be entitled to (i) a lump sum cash payment equal to 1.0 times the sum of her then-current base salary (or her base salary in effect immediately prior to the Change in Control (as defined in the CFO Agreement), if higher) and her target bonus for the then-current year (or her target bonus in effect immediately prior to the Change in Control, if higher), (ii) full acceleration of all time-based stock options and other time-based stock awards held by Ms. Ziolkowski, and (iii) subject to Ms. Ziolkowski’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, payment of the portion of the premiums equal to the amount that we would have paid to provide health insurance to Ms. Ziolkowski had she remained employed with us until the earliest of (A) 12 months following termination, (B) Ms. Ziolkowski’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Ms. Ziolkowski’s COBRA health continuation period. If the payments or benefits payable to Ms. Ziolkowski in connection with a change in control would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to Ms. Ziolkowski.

Ms. Ziolkowski’s post-employment restrictive covenants obligations pursuant to the Restrictive Covenants Agreement (as defined in the CFO Agreement) have been preserved.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. Our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Equity Compensation Plan Information

The following table provides information as of December 31, 2022 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in first column)
Equity compensation plans approved by security holders(1)(2)	4,440,811	$7.12	1,969,036
Equity compensation plans not approved by security holders	—	—	—

Total	4,440,811	$7.12	1,969,036

(1)	Includes the following plans: our 2020 Plan, our 2021 Plan and our 2021 Employee Stock Purchase Plan, or the 2021 ESPP.
(2)

As of December 31, 2022, a total of 1,682,909 shares of our common stock have been reserved for issuance pursuant to the 2021 Plan. The 2021 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2022, by 5% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the Administrator (as such term is defined in the 2021 Plan). This number is subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the 2021 Plan and the 2020 Plan will be added back to the shares of common stock available for issuance under the 2021 Plan. We no longer make grants under the 2020 Plan. As of December 31, 2022, a total of 286,127 shares of our common stock have been reserved for issuance pursuant to the 2021 ESPP. The 2021 ESPP provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2023, by the least of 286,127 shares of our common stock, 1% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the Administrator (as such term is defined in the 2021 ESPP). This number is subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2021, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2021 and 2022) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Series A Preferred Stock Financings

Milestone Closing

In May 2021, in connection with the milestone closing of our Series A preferred stock financing, we sold an aggregate of 7,852,373 shares of Series A preferred stock at a purchase price of $2.547 per share for an aggregate purchase price of approximately $20.0 million. Additionally, we issued 1,963,093 shares of Series A preferred stock pursuant to our agreements with Amgen Inc. Each share of our Series A preferred stock converted into one share of our common stock. The following table summarizes purchases of our Series A preferred stock by related persons:

Participant	Affiliated Director(s) or Officer(s)	Shares of Series A Preferred Stock	Total Purchase Price
Northpond Ventures, LP(1)	Shaan Gandhi, MD, PhD,MBA	3,140,950	$7,999,999.65
Atlas Venture Fund XII, L.P.(2)	Bruce Booth, D.Phil	3,140,950	$7,999,999.65
Hatteras Venture Partners VI, LP(3)	Clay Bernardin Thorp	1,020,808	$2,599,997.98
Amgen Inc.(4)	—	1,963,093	—

(1)	Such entity is affiliated with Northpond Ventures, which holds five percent or more of our capital stock. Dr. Gandhi is a director at Northpond Ventures and a member of our board of directors.
(2)	Such entity is affiliated with Atlas Venture, which holds five percent or more of our capital stock. Dr. Booth is a partner at Atlas Venture and a member of our board of directors.
(3)	Hatteras Venture Partners VI, LP is a holder of five percent or more of our capital stock. Mr. Thorp is a general partner at Hatteras Venture Partners and a member of our board of directors.
(4)	Amgen Inc. is a holder of five percent or more of our capital stock.

Series B Preferred Stock Financing

In August 2021, we sold an aggregate of 25,657,096 shares of our Series B preferred stock at a purchase price of $3.5078 per share for an aggregate purchase price of approximately $90.0 million. Each share of our Series B preferred stock converted into one share of our common stock. The following table summarizes purchases of our Series B preferred stock by related persons:

Participant	Affiliated Director(s) or Officer(s)	Shares of Series B Preferred Stock	Total Purchase Price
Northpond Ventures II, LP(1)	Shaan Gandhi, MD, PhD, MBA	2,850,790	$10,000,001.17
Atlas Venture Opportunity Fund I, L.P.(2)	Bruce Booth, D.Phil	2,850,789	$9,999,997.66
Hatteras Venture Partners VI, LP(3)	Clay Bernardin Thorp	926,506	$3,249,997.75
Vida Ventures III, LP(4)	Stefan Vitorovic, MS, MBA	21,310	$74,751.22
Vida Ventures III-A, LP	Stefan Vitorovic, MS, MBA	9,243,756	$32,425,247.30
Citadel Muti-Strategy Equities Master Fund LTD.(5)	—	1,710,473	$5,999,997.19

(1)	Such entity is affiliated with Northpond Ventures, which holds five percent or more of our capital stock. Dr. Gandhi is a director at Northpond Ventures and a member of our board of directors.
(2)	Such entity is affiliated with Atlas Venture, which holds five percent or more of our capital stock. Dr. Booth is a partner at Atlas Venture and a member of our board of directors.
(3)	Hatteras Venture Partners VI, LP is a holder of five percent or more of our capital stock. Mr. Thorp is a general partner at Hatteras Venture Partners and a member of our board of directors.
(4)

Such entity is affiliated with Vida Ventures, which holds five percent or more of our capital stock. Mr. Vitorovic is a co-founder and managing director at Vida Ventures and a member of our board of directors.

(5)	Citadel Muti-Strategy Equities Master Fund LTD. is a holder of five percent or more of our capital stock.

Participation in our IPO

Our existing stockholders, including certain affiliates of our directors, purchased an aggregate of 6,315,500 shares of our common stock in our initial public offering in January 2022, or IPO, at the initial public offering price. The following table sets forth the number of shares of our common stock purchased by directors, executive officers and 5% stockholders and their affiliates and the aggregate purchase price paid for such shares.

Stockholder	Shares of Common Stock	Total Purchase Price
Entities affiliated with Atlas Ventures(1)	535,000	$7,490,000
Entities affiliated with Northpond Ventures(2)	355,000	$4,970,000
Entities affiliated with Vida Ventures(3)	1,675,000	$23,450,000
Entities affiliated with Hatteras(4)	265,000	$3,710,000
Entities affiliated with Citadel	1,215,000	$17,010,000

(1)	Entities affiliated with Atlas Venture hold five percent or more of our capital stock. Dr. Booth is a partner at Atlas Venture and a member of our board of directors.
(2)

Entities affiliated with Northpond Ventures hold five percent or more of our capital stock. Dr. Gandhi was a director at Northpond Ventures and was a member of our board of directors at the time of our IPO.

(3)	Entities affiliated with Vida Ventures hold five percent or more of our capital stock. Mr. Vitorovic is a co-founder and managing director at Vida Ventures and a member of our board of directors.
(4)

Entities affiliated with Hatteras Venture Partners VI, LP hold five percent or more of our capital stock. Mr. Thorp is a general partner at Hatteras Venture Partners and was a member of our board of directors at the time of our IPO.

Agreements with Our Stockholders

Atlas Lease Agreements

On April 1, 2021, we entered into a use and occupancy agreement for laboratory space with Atlas Life Science Advisors, LLC, or Atlas, an affiliate of Atlas Venture, an owner of more than five percent of our outstanding capital stock. This lease expired on April 1, 2022 with an option to continue thereafter on a month to month basis unless terminated by either party upon written notice. The lease was terminated on February 18, 2023 and the total rent payment paid to Atlas for the fiscal year ended December 31, 2022 was $0.3 million.

Agreements with Other Stockholders

In connection with our preferred stock financings prior to our IPO, we entered into an investors’ rights agreement, voting agreement, and right of first refusal and co-sale agreement, in each case, with the purchasers of our preferred stock and certain holders of our common stock. All of the material provisions of these agreements terminated immediately prior to the completion of our IPO, other than the provisions relating to registration rights, which continued in effect following the completion of our IPO and entitle the holders of such rights to demand that we file a registration statement, subject to certain limitations, and to request that their shares be covered by a registration statement that we are otherwise filing.

On August 12, 2022, we entered into a Securities Purchase Agreement, or the Purchase Agreement, pursuant to which we issued and sold 7,293,084 shares of the Company’s common stock at a price of $7.30 per share and (ii) pre-funded warrants to purchase up to a total of 2,980,889 shares of common stock at a purchase price of $7.2999, per pre-funded warrant, that that vested immediately, have an indefinite term and an exercise price of $0.0001, or the Shares, in a private offering pursuant to an exemption from registration afforded by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. No underwriters were involved in the foregoing sales of securities. Pursuant to the Purchase Agreement and related Registration Rights Agreement, we subsequently filed a Registration Statement on Form S-1 with the SEC on September 30, 2022 for the purposes of registering for resale the Shares and to maintain the effectiveness of the registration statement until such time as all Shares covered by the registration statement have been sold or may be sold under Rule 144 without manner of sale restrictions or volume limitations, subject to certain exceptions.

Indemnification Agreements

We have entered into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our Company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

Related Person Transaction Policy

Our board of directors reviews and approves transactions with directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related party. The material facts as to the related party’s relationship or interest in the transaction are disclosed to our board of directors prior to their consideration of such transaction, and the transaction is not considered approved by our board of directors unless a majority of the directors who are not interested in the transaction approve the transaction. Further, when stockholders are entitled to vote on a transaction with a related party, the material facts of the related party’s relationship or interest in the transaction are disclosed to the stockholders, who must approve the transaction in good faith.

In connection with our January 2022 initial public offering, we adopted a written related party transactions policy that such transactions must be approved by our audit committee.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April 10, 2023 by:

•	each of our directors;

•	each of our named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially owner of greater than 5.0% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 35,667,141 shares of our common stock outstanding as of April 10, 2023.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 10, 2023 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Vigil Neuroscience, Inc., 100 Forge Rd, Suite 700, Watertown, MA 02472.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater-than-five Percent Stockholders:
Entities affiliated with Atlas Venture(1)	5,836,874	16.36%
Entities affiliated with Vida Ventures(2)	5,015,929	14.06%
Entities affiliated with Northpond Ventures(3)	4,214,498	11.82%
Amgen Inc.(4)	3,206,281	8.99%
Entities affiliated with Deep Track(5)	2,104,174	5.90%
Entities affiliated with Invus(6)	2,243,352	6.29%
Entities affiliated with Citadel(7)	2,163,916	6.07%
Entities affiliated with Deerfield(8)	2,052,010	5.75%
Entities affiliated with BVF(9)	1,813,633	5.08%
Named Executive Officers and Directors:
Ivana Magovčević-Liebisch, PhD, JD, Chief Executive Officer and Director(10)	871,981	2.40%
Jennifer Ziolkowski, CPA, Chief Financial Officer(11)	189,837	*
Spyros Papapetropoulos, MD, PhD, Former Chief Medical Officer(12)	127,492	*
Bruce Booth, D.Phil, Chairman(1)(13)	5,856,606	16.41%
Cheryl Renee Blanchard, PhD, Director(14)	48,838	*
Gerhard Koenig, PhD, Director(15)	54,509	*
Stefan Vitorovic, MS, MBA, Director(2)	5,028,084	14.09%
Suzanne Bruhn, PhD(16)	6,752	*
Mary Thistle(17)	20,933	*
All executive officers and directors as a group (12 persons)(18)	12,362,304	33.45%

*	Represents beneficial ownership of less than one percent.
(1)

Information herein is based on a Form 4 filed with the SEC on January 11, 2022 by Atlas Venture Opportunity Fund I, L.P., Atlas Venture Associates Opportunity I, L.P., Atlas Venture Associates Opportunity I, LLC, Atlas Venture Fund XII, L.P. and Atlas Venture Associates XII, LLC. Consists of (i) 4,808,896 shares of common stock held by Atlas Venture Fund XII, L.P., or Atlas Fund XII, and (ii) 1,027,978 shares of common stock held by Atlas Venture Opportunity Fund I, L.P., or AVAO I. Atlas Venture Associates XII, L.P., or AVA XII LP, is the general partner of Atlas Fund XII. Atlas Venture Associates XII, LLC, or AVA XII LLC, is the general partner of AVA XII LP. Bruce Booth is a member of AVA XII LLC. Each of AVA XII LP, AVA XII LLC and Dr. Booth may be deemed to beneficially own the shares held by Atlas Fund XII. Each of AVA XII LP, AVA XII LLC and Dr. Booth expressly disclaim beneficial ownership of the securities owned by Atlas Fund XII, except to the extent of its pecuniary interest therein, if any. Atlas Venture Associates Opportunity I, L.P., or AVAO LP, is the general partner of AVAO I. Atlas Venture Associates Opportunity I, LLC, or AVAO LLC, is the general partner of AVAO LP. Dr. Booth is a member of AVAO LLC. Each of AVAO LP, AVAO LLC and Dr. Booth may be deemed to beneficially own the shares held by AVAO I. Each of AVAO LP, AVAO LLC and Dr. Booth expressly disclaim beneficial ownership of the securities owned by AVAO I, except to the extent of its or his pecuniary interest therein, if any. The address for each of these entities and individuals is 300 Technology Square, 8th Floor, Cambridge, MA 02139.

(2)

Information herein is based on a Schedule 13D filed with the SEC on February 10, 2023 by Vida Ventures GP III, L.L.C., Vida Ventures III-A, L.P., Vida Ventures III, L.P., and Stefan Vitorovic. Consists of (i) 11,536 shares of common stock held by Vida Ventures III-A, L.P. and (ii) 5,004,393 shares of common stock held by Vida Ventures III, L.P. Vida Ventures III-A, L.P. and Vida Ventures III, L.P. are collectively referred to as the “Vida Funds.” Vida Ventures GP III, L.L.C., or Vida GP, is the general partner of each of the Vida Funds. Mr. Vitorovic, a member of our board of directors, is a managing member of Vida GP. Each of Vida GP and Mr. Vitorovic may be deemed to have voting and dispositive power with respect to the shares owned by the Vida Funds. Each of Vida GP and Mr. Vitorovic disclaims beneficial ownership of such shares, except to the extent of their respective pecuniary interests therein. The address for each of these entities and individuals is 40 Broad Street, Suite 201, Boston, MA 02109.

(3)

Information herein is based on a Schedule 13D/A filed with the SEC on December 16, 2022 by Northpond Ventures GP, LLC, Northpond Ventures, LP, Northpond Ventures GP II, LLC, Northpond Ventures II, LP and Michael Rubin. Consists of (i) 2,831,520 shares of common stock held by Northpond Ventures, LP and (ii) 1,382,978 shares of common stock held by Northpond Ventures II, LP. The general partner of Northpond Ventures, LP is Northpond Ventures GP, LLC, or Northpond GP. The general partner of Northpond Ventures II, LP is Northpond Ventures II GP, LLC, or Northpond II GP. Michael P. Rubin is the managing member of Northpond GP and Northpond II GP. Each of Northpond GP and Michael Rubin may be deemed to beneficially own the shares held by Northpond Ventures, LP, and each of Northpond II GP and Michael Rubin may be deemed to beneficially own the shares held by Northpond II GP. The address for each of these entities is 7500 Old Georgetown Rd, Suite 850, Bethesda, MD 20814.

(4)

Information herein is based on a Form 4 filed with the SEC on January 11, 2022 by Amgen, Inc. Consists of 3,206,281 shares of common stock held by Amgen Inc. The address of Amgen Inc. is One Amgen Center Drive, Thousand Oaks, CA 91320.

(5)	Information herein is based on a 13F filed with the SEC on February 14, 2023 by Deep Track Capital, LP. The address of Deep Track Capital, L.P. is 200 Greenwich Avenue, 3rd Floor, Greenwich, CT 06830.
(6)

Information herein is based on Schedule 13G/A filed with the SEC on or about February 10, 2023 by Invus Public Equities, L.P.. (“Invus Public Equities”), Invus Public Equities Advisors, LLC (“Invus PE Advisors”), Artal International S.C.A. (“Artal International”), Artal International Management S.A. (“Artal International Management”), Artal Group S.A. (“Artal Group”), Westend S.A. (“Westend”), Stichting Administratiekantoor Westend (the “Stichting”), and Mr. Amaury Wittouck (collectively the “Reporting Persons”). Based on information contained in the Schedule 13G/A, Invus Public Equities directly held 2,243,352 Shares. Invus PE Advisors, as the general partner of Invus Public Equities, controls Invus Public Equities and, accordingly, may be deemed to beneficially own the Shares held by Invus Public Equities. The Geneva branch of Artal International, as the managing member of Invus PE Advisors, controls Invus PE

Advisors and, accordingly, may be deemed to beneficially own the Shares that Invus PE Advisors may be deemed to beneficially own. Artal International Management, as the managing partner of Artal International, controls Artal International and, accordingly, may be deemed to beneficially own the Shares that Artal International may be deemed to beneficially own. Artal Group, as the sole stockholder of Artal International Management, controls Artal International Management and, accordingly, may be deemed to beneficially own the Shares that Artal International Management may be deemed to beneficially own. Westend, as the parent company of Artal Group, controls Artal Group and, accordingly, may be deemed to beneficially own the Shares that Artal Group may be deemed to beneficially own. The Stichting, as the majority stockholder of Westend, controls Westend and, accordingly, may be deemed to beneficially own the Shares that Westend may be deemed to beneficially own. Mr. Wittouck, as the sole member of the board of the Stichting, controls the Stichting and, accordingly, may be deemed to beneficially own the Shares that the Stichting may be deemed to beneficially own. The address for the Reporting Persons is 750 Lexington Avenue, 30th Floor, New York, NY 10022.
(7)

Information herein is based on Schedule 13G/A filed with the SEC on or about February 14, 2023 by Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), Citadel Securities Group LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Mr. Kenneth Griffin (collectively with Citadel Advisors, CAH, CGP, Citadel Securities, CALC4 and CSGP, the “Reporting Persons”), with respect to the Shares of the above-named issuer owned by Citadel Multi-Strategy Equities Master Fund Ltd., a Cayman Islands company (“CM”), and Citadel Securities. Based on information contained in the Schedule 13G/A, (i) Citadel Advisors, CAH and CGP may be deemed to beneficially own 2,161,796 shares of common stock, (ii) Citadel Securities may be deemed to beneficially own 2,120 shares of common stock, (iii) CALC4 and CSGP may be deemed to beneficially own 2,120 shares of common stock, and (iv) Mr. Griffin may be deemed to beneficially own 2,163,916 shares of common stock. Citadel Advisors is the portfolio manager for CM. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP. The address for each of the Reporting Persons is Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3300, Miami, Florida 33131.

(8)

Information herein is based on a 13G/A filed with the SEC on February 10, 2023 by Deerfield Mgmt, L.P., Deerfield Management Company, L.P., Deerfield Partners, L.P., and James E. Flynn. Consists of 2,052,010 shares of common stock held by Deerfield Mgmt, L.P., Deerfield Management Company, L.P., Deerfield Partners, L.P., and James E. Flynn. The address for each of these entities and individuals is 345 Park Avenue South, 12th Floor, New York, NY 10010.

(9)	Information herein is based on our Form S-1 filed with the SEC on September 30, 2022. The address for the BVF entities is 44 Montgomery St, 40th Floor, San Francisco, CA 94104.
(10)

Consists of (i) 203,687 shares of common stock held by Dr. Magovčević-Liebisch and (ii) 1,680,745 shares subject to options held by Dr. Magovčević-Liebisch, of which 668,294 are vested and exercisable within 60 days of April 10, 2023.

(11)

Consists of (i) 4,000 shares of common stock held by Ms. Ziolkowski and (ii) 532,577 shares subject to options held by Ms. Ziolkowski, of which 185,837 are vested and exercisable within 60 days of April 10, 2023.

(12)

Consists of (i) 4,000 shares of common stock held by Dr. Papapetropoulos and (ii) 123,492 shares subject to options held by Dr. Papapetropoulos, of which 123,492 are vested and exercisable within 60 days of April 10, 2023.

(13)

Consists of 19,732 shares subject to options held by Dr. Booth, of which 19,732 are vested and exercisable within 60 days of April 10, 2023. Also consists of: (i) 4,808,896 shares of common stock held by Atlas Venture Fund XII, L.P., or Atlas Fund XII, and (ii) 1,027,978 shares of common stock held by Atlas Venture Opportunity Fund I, L.P., or AVAO I.

(14)	Consists of 78,846 shares subject to options held by Dr. Blanchard, of which 48,838 are vested and exercisable within 60 days of April 10, 2023.

(15)	Consists of 78,179 shares subject to options held by Dr. Koenig, of which 54,509 are vested and exercisable within 60 days of April 10, 2023.
(16)	Consists of 24,310 shares subject to options held by Dr. Bruhn, of which 6,752 are vested and exercisable within 60 days of April 10, 2023.
(17)	Consists of 36,464 shares subject to options held by Ms. Thistle, of which 20,933 are vested and exercisable within 60 days of April 10, 2023.
(18)

See notes (10) through (17) above; also includes 1,500 shares of common stock and options to purchase 258,019 shares of common stock held by Evan A. Thackaberry, the Company’s SVP, Head of Early Development, of which 105,835 are exercisable within 60 days of April 10, 2023; also includes 4,000 shares of common stock and options to purchase 235,000 shares of common stock held by Christopher Verni, the Company’s General Counsel, of which 45,937 are exercisable within 60 days of April 10, 2023, and options to purchase 267,000 shares of common stock held by David Gray, the Company’s Chief Science Officer, of which 0 is exercisable within 60 days of April 10, 2023.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Vigil Neuroscience’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Vigil Neuroscience’s independent registered public accounting firm, (3) the performance of Vigil Neuroscience’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of Vigil Neuroscience’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Vigil Neuroscience’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Vigil Neuroscience’s for the fiscal year ended December 31, 2022. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of Vigil Neuroscience be included in Vigil Neuroscience’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF VIGIL NEUROSCIENCE, INC.
Mary Thistle, Chairperson
Gerhard Koenig, PhD
Suzanne Bruhn, PhD

April 27, 2023

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Vigil Neuroscience, Inc., 100 Forge Road, Suite 700, Watertown, Massachusetts 02472, Attention: Corporate Secretary, telephone: 857-254-4445. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2024 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 29, 2023. However, if the date of the 2024 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2024 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Vigil Neuroscience, Inc., 100 Forge Road, Suite 700, Watertown, Massachusetts 02472, Attention: Corporate Secretary. We also encourage you to submit any such proposals via email to investors@vigilneuro.com.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2024 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 8, 2024 and no later than March 9, 2024. Stockholder proposals and the required notice should be addressed to Vigil Neuroscience, Inc., 100 Forge Road, Suite 700, Watertown, Massachusetts 02472, Attention: Corporate Secretary.

To comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice by the same deadline noted herein to submit a notice of nomination for the 2024 Annual Meeting of Stockholders. Such notice must comply with the additional requirements of Rule 14a-19(b).

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

VIGIL NEUROSCIENCE, INC. 100 FORGE ROAD, SUITE 700 WATERTOWN, MA 02472

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 6, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/VIGL2023

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 6, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V15642-P90815                    KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.         DETACH AND RETURN THIS PORTION ONLY

VIGIL NEUROSCIENCE, INC.
The Board of Directors recommends you vote FOR the following proposals:

1.   To elect three class II directors to our board of directors, to serve until the 2026 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal:

Nominees:	For	Withhold

1a. Cheryl Renee Blanchard, PhD	☐	☐

1b. Mary Thistle	☐	☐

1c. Stefan Vitorovic, MS, MBA	☐	☐

	For	Against	Abstain

2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	☐	☐	☐

Note: The proxies are authorized to vote on such other business as may properly come before meeting or and adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of

Stockholders to be Held on June 7, 2023:

The Notice, Proxy Statement and our 2022 Annual Report to Stockholders are available at www.proxyvote.com.

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V15643-P90815

VIGIL NEUROSCIENCE, INC.

2023 Annual Meeting of Stockholders

June 7, 2023 8:00 a.m. Eastern Time

This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Ivana Magovčević-Liebisch Ph.D., J.D. and Jennifer Ziolkowski, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of VIGIL NEUROSCIENCE, INC. that the stockholder(s) is/are entitled to vote at the 2023 Annual Meeting of Stockholders to be held at 8:00 a.m. Eastern Time on June 7, 2023, virtually at www.virtualshareholdermeeting.com/VIGL2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side